UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 31, 2025

METSERA, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-42489	92-0931552
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3 World Trade Center 175 Greenwich Street
New York, New York	10007
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: 212 784-6595

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.00001 per share	MTSR	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events

On October 31, 2025, Metsera, Inc., a Delaware corporation (the “Company” or “Metsera”) issued a statement in response to litigation filed against the Company by Pfizer Inc. (“Pfizer”). A copy of the statement is attached as Exhibit 99.1 to this report and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Statement, dated as of October 31, 2025.

Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 that involve substantial risks and uncertainties, including information about, among other topics, Pfizer’s proposed acquisition of the Company, Pfizer’s and the Company’s pipeline products, including their potential benefits, potential best-in-class status, differentiation, profile and dosing, potential clinical trials, and the anticipated timing of completion of the proposed acquisition, that involves substantial risks and uncertainties that could cause actual results to differ materially from those expressed or implied by such statements. Risks and uncertainties relating to Pfizer’s proposed acquisition of the Company include, among other things, risks relating to Pfizer’s litigation against the Company, including expenses from defending the litigation, potential damages or other losses resulting from the litigation, the impact of the litigation on the Company, its business and the market price of the Company’s common stock and the impact of the litigation on Novo Nordisk A/S’s unsolicited proposal, risks related to the satisfaction or waiver of the conditions to closing the proposed acquisition (including the failure to obtain necessary regulatory approvals and failure to obtain the requisite vote by the Company stockholders) in the anticipated timeframe or at all, including the possibility that the proposed acquisition does not close; the possibility that more competing offers may be made; risks related to the ability to realize the anticipated benefits of the proposed acquisition, including the possibility that the expected benefits from the acquisition will not be realized or will not be realized within the expected time period; the risk that the businesses will not be integrated successfully; disruption from the transaction making it more difficult to maintain business and operational relationships, including the Company’s ability to attract and retain highly qualified management and other clinical and scientific personals; negative effects of this announcement or the consummation of the proposed acquisition on the market price of Pfizer’s or the Company’s common stock and/or operating results; significant transaction costs; unknown liabilities; the risk of litigation and/or regulatory actions related to the proposed acquisition or the Company’s business; other business effects and uncertainties, including the effects of industry, market, business, economic, political or regulatory conditions; future exchange and interest rates; risks and uncertainties related to issued or future executive orders or other new, or changes in, laws, regulations or policy; changes in tax and other laws, regulations, rates and policies; the uncertainties inherent in business and financial planning, including, without limitation, risks related to Pfizer’s business and prospects, adverse developments in Pfizer’s markets, or adverse developments in the U.S. or global capital markets, credit markets, regulatory environment, tariffs and other trade policies or economies generally; future business combinations or disposals;

uncertainties regarding the commercial success of the Company’s pipeline products or Pfizer’s commercialized and/or pipeline products; risks associated with the Company conducting clinical trials and preclinical studies outside of the United States; the Company’s reliance on third parties to conduct clinical trials and preclinical studies and for the manufacture and shipping of its product candidates; the risk that the Company’s product candidates are associated with side effects, adverse events or other properties or safety risks; risks associated with the Company’s license and collaboration agreements and future strategic alliances; the Company’s ability to obtain, maintain, defend and enforce patent or other intellectual property protection for current or future product candidates or technology; the uncertainties inherent in research and development, including the ability to meet anticipated clinical endpoints, commencement and/or completion dates for clinical trials, regulatory submission dates, regulatory approval dates and/or launch dates, as well as the possibility of unfavorable new clinical data and further analyses of existing clinical data; risks associated with initial, preliminary or interim data; the risk that clinical trial data are subject to differing interpretations and assessments by regulatory authorities; whether regulatory authorities will be satisfied with the design of and results from the clinical studies; whether and when drug applications may be filed in any jurisdictions for Pfizer’s or the Company’s pipeline products for any potential indications; whether and when any such applications may be approved by regulatory authorities, which will depend on myriad factors, including making a determination as to whether the product’s benefits outweigh its known risks and determination of the product’s efficacy and, if approved, whether any such products will be commercially successful; decisions by regulatory authorities impacting labeling, manufacturing processes, safety and/or other matters that could affect the availability or commercial potential of such products; and uncertainties regarding the impact of COVID-19; and competitive developments.

You should carefully consider the foregoing factors and the other risks and uncertainties that affect the businesses of Pfizer and the Company described in the “Risk Factors” and “Forward-Looking Information and Factors That May Affect Future Results” (in the case of Pfizer) and “Special Note regarding Forward Looking Statements” (in the case of the Company) sections of their respective Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and other documents filed by either of them from time to time with the U.S. Securities and Exchange Commission (the “SEC”), all of which are available at www.sec.gov. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and Pfizer and the Company assume no obligation to, and do not intend to, update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise, unless required by law. Neither Pfizer nor the Company gives any assurance that it will achieve its expectations.

Additional Information and Where to Find It

In connection with the Pfizer’s proposed acquisition of the Company proposed transaction, the Company has filed documents with the SEC, including preliminary and definitive proxy statements relating to the proposed transaction. The definitive proxy statement has been mailed to the Company’s stockholders in connection with the proposed transaction. This Current Report on Form 8-K is not a substitute for the proxy statement or any other document that may be filed by the Company with the SEC. BEFORE MAKING ANY VOTING DECISION, INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PRELIMINARY AND DEFINITIVE PROXY STATEMENTS AND ANY OTHER

DOCUMENTS THAT HAVE BEEN OR WILL BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTION BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Any vote in respect of resolutions to be proposed at the Company’s stockholder meeting to approve the proposed transaction or other responses in relation to the proposed transaction should be made only on the basis of the information contained in the Company’s proxy statement. Investors and security holders may obtain free copies of these documents and other related documents filed with the SEC at the SEC’s web site at www.sec.gov, or at https://metsera.com/.

No Offer or Solicitation

This Current Report on Form 8-K is for information purposes only and is not intended to and does not constitute, or form part of, an offer, invitation or the solicitation of an offer or invitation to purchase, otherwise acquire, subscribe for, sell or otherwise dispose of any securities, or the solicitation of any vote or approval in any jurisdiction, pursuant to the proposed transaction or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law.

Participants in the Solicitation

The Company and its directors, executive officers and other members of management and employees, under SEC rules, may be deemed to be “participants” in the solicitation of proxies from stockholders of the Company in favor of the proposed transaction. Information about the Company’s directors and executive officers is set forth in Part III of the Company’s Annual Report for on Form 10-K for the fiscal year ended December 31, 2024, which was filed with the SEC on March 26, 2025 and is available here. Additional information concerning the interests of the Company’s participants in the solicitation, which may, in some cases, be different than those of the Company’s stockholders generally, is set forth in the Company’s proxy statement relating to the proposed transaction. These documents are available free of charge at the SEC’s web site at www.sec.gov and at https://metsera.com/.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

METSERA, INC.

Date: October 31, 2025	By:	/s/ Matthew Lang
Matthew Lang Chief Legal Officer and Secretary